Principal Funds, Inc.
Supplement dated August 20, 2018
to the Statement of Additional Information dated March 1, 2018
(as supplemented March 7, 2018, March 19, 2018, March 29, 2018, April 17, 2018, June 15, 2018 and July 30, 2018)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
In the Sub-Advisor: Columbus Circle Investors section, delete all references to Katerina Wasserman.